UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2022

Zanite Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 292-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ZNTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ZNTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ZNTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, Zanite Acquisition Corp., a Delaware corporation (“Zanite” or the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Embraer S.A., a Brazilian corporation (sociedade anônima) (“Embraer”), Embraer Aircraft Holding Inc., a Delaware corporation and a direct wholly-owned subsidiary of Embraer (“EAH”), and EVE UAM, LLC, a Delaware limited liability company and a wholly-owned subsidiary of EAH (“Eve”).

Furnished as Exhibit 99.1 hereto is an updated investor presentation, dated March 2022, to be used by Zanite in meetings with certain of its stockholders and other persons in connection with the proposed transactions contemplated by the Business Combination Agreement (the “Business Combination”), which updated presentation principally incorporates previously disclosed information relating to the Business Combination.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Zanite under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Important Information about the Business Combination and Where to Find It

In connection with the business combination, on December 30, 2021, Zanite has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement (as amended by Amendment No. 1 to the preliminary proxy statement, filed on February 9, 2022, as further amended by Amendment No. 2 to the preliminary proxy statement, filed on March 18, 2022) relating to the Business Combination. When available, Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Zanite’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the Business Combination. Stockholders of Zanite may obtain copies of the preliminary proxy statement, the definitive proxy statement (when available) and other documents that are filed or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed Business Combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed Business Combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s preliminary proxy statement for the proposed Business Combination and, when it is filed with the SEC, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed Business Combination. Stockholders, potential investors and other interested persons should read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Zanite’s, Eve’s, Embraer’s and EAH’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the PIPE Investment, the level of redemptions by Zanite’s public stockholders, the timing of the completion of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Zanite’s, Eve’s, Embraer’s and EAH’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Zanite, Eve, Embraer and EAH.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Zanite or Eve is not obtained and or that the proposed Business Combination and the private placement of common stock are not able to concurrently close; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) risks relating to the uncertainty of the projected financial information with respect to Eve; (v) the outcome of any legal proceedings that may be instituted against Zanite, Embraer, EAH and/or Eve following the announcement of the business combination agreement and the transactions contemplated therein; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) Eve’s ability to grow and manage future growth , maintain relationships with customers and suppliers and retain its key employees; (ix) Eve’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (x) the effects of competition on Eve’s future business; (xi) the amount of redemption requests made by Zanite’s public stockholders; (xii) the ability of Zanite or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the Business Combination, (xvi) the impact of the global COVID-19 pandemic and (xvii) those factors discussed in Zanite’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of Zanite filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Eve nor Zanite presently know or that Eve and Zanite currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Eve’s and Zanite’s expectations, plans or forecasts of future events and views as of the date of this Form 8-K. Eve and Zanite anticipate that subsequent events and developments will cause Eve’s and Zanite’s assessments to change. However, while Eve and Zanite may elect to update these forward-looking statements at some point in the future, Eve and Zanite specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Eve’s and Zanite’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Investor Presentation, dated March 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANITE ACQUISITION CORP.

Dated: March 23, 2022	By:	/s/ Steven H. Rosen
	Name:	Steven H. Rosen
	Title:	Co-Chief Executive Officer

Exhibit 99.1 Investor Presentation March 2022

Disclaimer Confidentiality and Disclosures exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to This presentation has been prepared for use by EVE UAM, LLC (“Eve” or the “Company”) and Zanite Acquisition Corp. ( Zanite ) in connection with their be issued. Investors should be aware that they might be required to bear the financial risk of their investment for an indefinite period of time. Neither proposed business combination (the “Transaction”). This presentation is for information purposes only and is being provided to you solely in your Zanite nor the Company is making an offer of the Securities in any state where the offer is not permitted. capacity as a potential investor in considering an investment in Zanite and may not be reproduced or redistributed, in whole or in part, without the prior written consent of Eve and Zanite. By accepting this presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use and representatives (“recipient”) agrees: (i) to maintain the confidentiality of all information that is contained in this presentation and not already in the would be contrary to local law or regulation. public domain; and (ii) to return or destroy all copies of this presentation or portions thereof in its possession following the request for the return or destruction of such copies. This presentation supersedes and supplements any prior presentation and any oral or written communication with respect Forward-Looking Statements to Eve and its business. This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. Zanite’s and Eve’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on The Company and Zanite are free to conduct the process of the potential transaction as they deem in their sole discretion (including, without these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, limitation, terminating further participation in the process by any party, negotiating with prospective transaction counterparties and entering into an “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such agreement with respect to the Transaction without prior notice to you or any other person) and any procedures relating to such Transaction may be forward-looking statements. These forward-looking statements include, without limitation, Zanite’s and Eve’s expectations with respect to future changed at any time without prior notice to you or any other person. None of Eve, Zanite or any other person undertakes any obligation to provide you performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction and the timing of the with access to any additional information. This presentation shall not be deemed an indication of the state of affairs of Eve nor shall it constitute an completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to indication that there has been no change in the business or affairs of Eve since the date hereof. differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Zanite’s registration statement on Form S-1 and annual report on Form 10-K/A and Embraer S.A.’s (“Embraer”) annual report on Form 20-F. In addition, there No Representations and Warranties will be risks and uncertainties described in the proxy statement relating to the proposed Transaction, a preliminary version of which has been filed by None of Eve, Zanite or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment Zanite with the Securities and Exchange Commission (the “SEC”) and other documents filed by Zanite from time to time with the SEC. These filings banks, agents or advisers makes any express or implied representation or warranty as to the accuracy or completeness of the information contained identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its forward looking statements. Most of these factors are outside Zanite’s and Eve’s control and are difficult to predict. Factors that may cause such evaluation of a possible transaction between Eve and Zanite. To the fullest extent permitted by law, in no circumstances will the Company, Zanite or differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Zanite or Eve following the any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, agents or announcement of the Transaction; (2) the inability to complete the proposed Transaction, including due to the inability to concurrently close the advisers be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its proposed Transaction and the private placement of common stock or due to failure to obtain approval of the securityholders of Zanite; (3) delays in omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete therewith. the Transaction; (4) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (5) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the You will be entitled to rely solely on the representations and warranties made to you by Zanite in a definitive written agreement relating to a ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key Transaction, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement. No other employees; (6) costs related to the Transaction; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may representations and warranties will have any legal effect. The Company and Zanite expressly disclaim any and all liability for representations, be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks expressed or implied, contained herein or for errors, omissions or misstatements, negligent or otherwise, in this presentation or any other written or and uncertainties indicated from time to time described in Zanite’s registration on Form S-1 and Embraer’s annual report on Form 20-F, including those oral communication transmitted to you in the course of your evaluation of a potential transaction. under “Risk Factors” therein, and in Zanite’s and Embraer’s other filings with the SEC. Zanite and Eve caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does Zanite nor Eve undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any not constitute investment, tax or legal advice regarding any securities. You should consult your own legal, regulatory, tax, business, financial and change in its expectations or any change in events, conditions or circumstances on which any such statement is based. accounting advisors to the extent you deem necessary, and must make your own decisions and perform your own independent investment and analysis of an investment in Zanite and the transactions contemplated in this presentation. The recipient also acknowledges and agrees that the Use of Data information contained in this presentation and any oral statements made in connection with this presentation are preliminary in nature, subject to This presentation contains information concerning Eve's industry, including market size and growth rates of the markets in which Eve participates, that material change and not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Zanite. are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports Zanite and Eve disclaim any duty to update the information contained in this presentation. commissioned by Eve and its internal sources. This information involves many assumptions and limitations, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as By participating in this Presentation, the recipient acknowledges that such recipient is aware that the United States securities laws restrict persons to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such contained herein. company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. Any data on past performance or modeling contained herein is not an indication as to future performance. Neither Eve nor Zanite have independently verified this third-party information. Similarly, other third-party survey data and research reports commissioned by Eve or Zanite, while believed to be No Offer or Solicitation reliable, are based on limited sample sizes and have not been independently verified by Eve or Zanite. In addition, projections, assumptions, estimates, This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an goals, targets, plans and trends of the future performance of the industry in which Eve operates, and its future performance, are necessarily subject to offer to buy any securities, or the solicitation of any proxy, vote, consent, authorization or approval in any jurisdiction in connection with the proposed uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from Transaction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration those expressed in the estimates made by independent parties and by Eve and Zanite. Eve and Zanite assume no obligation to update the information or qualification under the securities laws of any such jurisdictions. No such offering of securities shall be made except by means of a prospectus in this presentation. Accordingly, this presentation is being delivered to you with the understanding that you will conduct your own independent meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). Investment in any securities described herein investigation of those matters, which you deem appropriate without reliance on Zanite, Eve or any materials set out in this presentation. has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. All summaries and discussions of documentation and/or financial information contained herein are qualified in their entirety by reference to the actual documents and/or financial statements. Any offering of securities (the Securities ) will not be registered under the Securities Act, and will be offered as a private placement to a limited number of institutional accredited investors as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and Institutional Accounts as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any 1

Disclaimer (cont.) Projections Participation in Solicitation This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2020 through Eve and Zanite and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of 2030. All projections, estimates, goals, targets, plans, trends or other statements with respect to future results or future events in this presentation, Zanite's shareholders in connection with the proposed Transaction. Investors and security holders may obtain more detailed information regarding the including projected revenue, are forward-looking statements that (i) reflect various estimates and assumptions concerning future industry names and interests in the proposed Transaction of Zanite's directors and officers in Zanite's filings with the SEC, including Zanite's annual report on performance, general business, economic and regulatory conditions, market conditions for the Company’s products and other matters, which Form 10-K/A, which was originally filed with the SEC on June 14, 2021. To the extent that holdings of Zanite's securities have changed from the assumptions may or may not prove to be correct, (ii) are inherently subject to significant contingencies and uncertainties, many of which are outside amounts reported in Zanite's registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership the control of Eve and Zanite and (iii) should not be regarded as a representation by Eve, Zanite or any other person that such estimates, forecasts or on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to projections will be achieved. Neither Zanite’s nor Eve’s independent auditors have studied, reviewed, compiled or performed any procedures with Zanite's shareholders in connection with the proposed Transaction is set forth in the proxy statement for the proposed Transaction, a preliminary respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any version of which has been filed by Zanite with the SEC. other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Actual results can be expected to vary and those variations may be material. Trademarks Unanticipated events may occur that could affect the outcome of such projections, estimates, goals, targets, plans, trends and other statements. You This presentation includes logos or other words or devices that may be registered trademarks of their respective owners. Solely for convenience, must make your own determinations as to the reasonableness of these projections, estimates, goals, targets, plans, trends and other statements and some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, should also note that if one or more estimates change, or one or more assumptions are not met, or one or more unexpected events occur, the but Zanite and Eve will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, performance and results set forth in such projections, estimates, goals, targets, plans, trends and other statements may not be achieved. We can give trade names and copyrights. This presentation and its contents are not endorsed, sponsored or affiliated with any trademark owner. no assurance as to future operations, performance, results or events. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that Eve and Zanite, or their representatives, considered or consider the financial projections, estimates and Additional Information About the Transaction and Where to Find It targets to be a reliable prediction of future events. Zanite intends to submit the Transaction to its security holders for their consideration. The Company has filed a preliminary proxy statement with the SEC and intends to file a proxy statement with the SEC, which will include a preliminary proxy statement and a definitive proxy statement, to be Use of Non-GAAP Financial Metrics distributed to Zanite’s securityholders in connection with Zanite’s solicitation for proxies for the vote by Zanite’s shareholders in connection with the This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States Transaction and other matters as described in the definitive proxy statement. After the definitive proxy statement on Form DEFM14A has been filed, ( GAAP ), including EBITDA, EBITDA margin, free cash flow, non-GAAP gross profit and non-GAAP gross margin (including on a forward-looking basis) Zanite will mail the definitive proxy statement and other relevant documents to its securityholders as of the record date established for voting on the and certain other ratios and other metrics derived therefrom. The Company defines EBITDA as net income (loss) before depreciation and amortization, Transaction. Investors and security holders of Zanite and Eve are urged to read the proxy statement and other relevant documents that have been or income taxes, interest income / (expense) and stock-based compensation, and EBITDA margin as EBITDA divided by revenue. The Company defines will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed free cash flow as cash flow from operations minus capital expenditures. The Company defines non-GAAP gross profit as gross profit excluding Transaction. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important depreciation and amortization and stock-based compensation expense included in cost of goods sold, and non-GAAP gross margin as non-GAAP information about Zanite and Eve through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Zanite gross profit divided by revenue. These financial measures are not measures of financial performance in accordance with GAAP and may exclude can be obtained free of charge by directing a written request to Zanite at 25101 Chagrin Boulevard, Suite 350, Cleveland, Ohio 44122. Inquiries items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as regarding this presentation may be directed to Steven H. Rosen, Co-Chief Executive Officer, at 25101 Chagrin Boulevard, Suite 350, Cleveland, Ohio an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these 44122 or by calling (216) 292-0200. measures may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. Eve believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY Eve. Eve's management uses forward-looking non-GAAP measures to evaluate Eve's projected financials and operating performance. Other companies AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE may calculate non-GAAP measures differently, or may use other measures to calculate their ﬁnancial performance, and therefore the Company’s non- INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. GAAP measures may not be directly comparable to similarly titled measures of other companies. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. Given the inherent uncertainty regarding projections, projected non-GAAP measures have not been reconciled back to the nearest GAAP measure. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review the Company’s and Zanite’s audited financial statements, which will be included in the definitive proxy statement relating to the Transaction. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Private Placement The securities to which this presentation relates have not been registered under the Securities Act, or the securities laws of any other jurisdiction. This presentation relates to securities that Zanite intends to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this presentation is accurate or complete. Any representation to the contrary is a criminal offense. 2020 Preliminary Financial Information Eve's audited consolidated financial statements for the twelve months ended December 31, 2020 are not yet available. This presentation includes certain preliminary unaudited financial information for the twelve months ended December 31, 2020 that is based solely on Eve's management's estimates reflecting currently available preliminary information, and remains subject to Eve's consideration of subsequent events. Eve's independent registered public accounting firm has not audited or reviewed, and does not express an opinion with respect to, this financial information. Eve's final consolidated financial results as of and for the twelve months ended December 31, 2020 may materially differ from the estimates and the interim balances set forth in this presentation. Such estimates constitute forward-looking statements and are subject to risks and uncertainties, including those described under Forward-Looking Statements. 2

1. INTRODUCTION

Today’s Presenters Jerry DeMuro Andre Stein Eduardo Couto Luiz Valentini Luis Carlos Affonso Michael Amalfitano Kenn Ricci Co-CEO Co-CEO CFO CTO SVP, Engineering, CEO, Embraer Co-CEO, Zanite Acquisition Corp. and Principal, Directional Technology and Executive Aircraft Aviation Capital Strategy, Embraer 4

Transaction Overview Business Combination Details Valuation Capital Structure Embraer transfer of UAM Business to EVE UAM, LLC Anticipated pro forma enterprise Expected to be funded by $237M cash in trust (assuming ( Eve ), with a commitment to provide certain services value of $2.4B no redemptions) and net proceeds from a $347M PIPE (2) to Eve following the transaction resulting in estimated pro forma net cash of $549M Implied valuation multiples: Exchange of Eve units to Zanite for 220M shares of • 1.3x 2028E revenue PIPE consists of: Zanite common stock • 8.6x 2028E EBITDA • $175M from Embraer • $25M from Zanite Sponsor Eve will become a wholly owned subsidiary of Zanite, Provides investors with an attractive • $147M from other investors which will change its name to Eve Holding, Inc. at close entry point based on non-binding (3) and be listed on the NYSE under the symbol “EVEX” pipeline and peer group multiples Anticipated pro forma ownership: (4) • 76.0% Embraer / Eve rollover Expected to close in Q2 2022 • 11.8% PIPE investors Strategic PIPE Investors • 7.8% Zanite public shareholders 7 person board (4 independent) • 2.4% Strategic partner warrants (5) Embraer governance: • 2.0% Zanite founder shares • Ordinary 1:1 voting rights (1) • Consent right for major corporate changes Note: Transaction terms are subject to change. Amounts included herein are subject to rounding. (1) Major corporate changes include a sale, dissolution, relocation, name change, change in the size of the board or any action that would materially adversely affect any approval right to which Embraer is entitled. Embraer’s consent right is retained so long as Embraer’s ownership remains at or above 35%. (2) Comprised of $237M cash in trust (excluding any redemptions by Zanite public shareholders), $347M in PIPE proceeds and $5M of estimated Company net cash at Closing, minus $41M in estimated transaction expenses (after rounding). Eve’s funding expectations are subject to change based on a variety of factors, including shareholder redemptions and greater than expected losses. (3) Based on Eve’s 294.0M fully-diluted pro forma shares outstanding under the treasury stock method including: (i) 3.4M initial equity incentive shares granted to Eve employees and board members at closing; and (ii) 7.2M shares issuable upon the exercise of strategic partner penny warrants granted and vested at closing and subject to lock-ups of two to five years; and excluding: (i) 11.5M shares issuable upon the exercise of strategic partner penny warrants subject to milestone-based vesting; (ii) 17.0M shares issuable upon the exercise of strategic partner warrants with a $13.97 weighted average exercise price granted and vested at closing; (iii) 14.3M shares issuable upon the exercise of Zanite private placement warrants with an $11.50 exercise price vested at closing and subject to a three year lockup; (iv) 11.5M shares issuable upon the exercise of Zanite public warrants with an $11.50 exercise price vested at closing; and (v) any redemptions by Zanite public shareholders. (4) Embraer / Eve rollover line excludes Embraer’s committed $175M investment in the PIPE, which is included in the PIPE investors ownership line. Embraer is expected to have 80.8% pro forma ownership including its PIPE investment. 5 (5) Zanite founder shares line excludes Zanite Sponsor’s committed $25M investment in the PIPE, which is included in the PIPE investors ownership line. Zanite Sponsor is expected to have 2.8% pro forma ownership including its PIPE investment.

Strategic Backing from an Aviation Leader Carve-Out Rationale Support for Eve Enhance Eve’s agility, focus Contribution of all UAM-related employees, assets and IP and independent decision- (1) making Contractual commitment to provide support including: • Royalty free license to Embraer background IP Provide Eve with the flexibility • Type certification support to pursue new business • Use of global infrastructure models and partnerships • Access to 5,000 skilled employees Access new pools of capital Long-term partnership: • Rolling 100% of equity in Eve • $175M investment in the PIPE • Majority ownership post-close (2) • Two board seats (3) • Three year lockup on rollover shares Note: Transaction terms are subject to change. (1) Master Services Agreement to be entered into between Eve and Embraer provides Eve with the option to source engineering, certification manufacturing and other services from Embraer at specified cost-based pricing. (2) Embraer may nominate five board members but three must be independent. 6 (3) Excludes shares acquired by Embraer in the PIPE.

Zanite - SPAC Founded by a Premier Aviation Team Background Support for Eve Zanite Leadership Team Founders include the principals of Selected Eve after a thorough search Kenn Ricci – Co-CEO and Board Member Principal, Directional Aviation Capital Directional Aviation Capital, which built Key aspects of Eve investment thesis: and operates one of the world’s largest ü Simplified vehicle design Steve Rosen – Co-CEO and Board Member groups of private aviation companies: ü Scalable fleet operations model Co-CEO, Resilience Capital Partners • $2.4B in annual revenue ü Proven path to production • 175+ aircraft ü Global support and distribution Mike Rossi – CFO • 2,750+ employees Principal, Directional Aviation Capital Conducted extensive due diligence Directors and advisors have current Long-term partnership: John Veihmeyer – Board Member and former roles with leading Fortune • $25M investment in the PIPE Former Chairman of KPMG International 500 companies Board member of Ford • Up to 200 Eve vehicles ordered by Zanite team provides Eve with the Halo, an affiliate of Zanite’s benefits of a synergistic network of (1) Larry Flynn – Board Member sponsor Former President of Gulfstream Aerospace businesses and relationships • One board seat • Three year lockup on sponsor Pat Shanahan – Board Member (2) shares Former Acting Secretary of Defense; Boeing SVP Selected Businesses Owned by Directional Aviation Capital Ron Sugar – Senior Advisor Former CEO of Northrop Grumman Board member of Amgen, Apple, Chevron and Uber (1) Includes purchase option. 7 (2) Excludes shares acquired by Zanite Sponsor in the PIPE.

Investment Highlights Attractive Business Fundamentals Addressing a Massive Global TAM Scalable and Sustainable Solution Highly Experienced Team Pure play focus on a $0.76T revenue Most practical eVTOL design, capital efficient Senior leadership team and board with (1) opportunity 2025E – 2040E fleet operations model and carbon neutrality proven aviation credentials Significant Execution Advantages Strategic Support from Embraer Powerful Partner Network Significant Revenue Visibility Aviation leader with 30+ aircraft models MOUs and LOIs with dozens of leading Order pipeline of $5.5B for 1,825 vehicles (2) (3) certified and produced over 25 years partners across the UAM ecosystem to 19 launch customers (1) Total addressable market (“TAM”) estimate as per “Market for Urban Air Mobility” from KPMG dated June 2021 (includes passenger travel; excludes cargo, defense and emergency services). (2) Partnerships with Eve or one of its affiliates are non-binding. The number of memoranda of understanding (“MOUs”) and LOIs signed by Eve is current as of 3/18/22. (3) Eve pipeline is based on launch orders (including purchase options) and capacity deals that are non-binding and subject to material change. Capacity deals are converted from annual hourly commitments to vehicles 8 assuming 1,000 hours per vehicle per year. Eve pipeline is current as of 3/18/22.

2. HIGHLY SCALABLE UAM SOLUTION

Highly Scalable UAM Solution EVTOL DESIGN AND SERVICE AND FLEET URBAN AIR TRAFFIC PRODUCTION SUPPORT OPERATIONS MANAGEMENT Practical design choice drives Leveraging Embraer global Capital efficient strategy of Applying the knowledge from lowest operational cost and footprint to enable a sizable aligning with operators and designing Brazil’s ATC system simplest certification path and profitable revenue stream scaling partner-by-partner to enable safe eVTOL flights 10

Vehicle Design Optimized for Urban Mobility Flexible Seating Capacity Tailored for Urban Mobility 4 passengers at entry into service 100 km (60 mile) range at EIS (1) Up to 6 in autonomous mode Addresses 99% of UAM missions in cities (2) and metropolitan areas High Utilization Rate Leading Cost Efficiency Designed for thousands of flight cycles Over 6x lower cost-per-seat than helicopters per year with industry-leading reliability (3) and best-in-class for eVTOLs Lift + Cruise Design Community Friendly Most practical design choice for Approximately 90% lower noise footprint (4) efficiency and certifiability compared to equivalent helicopters Note: Expected vehicle performance metrics are based on preliminary models, simulations and proof of concepts (“PoCs”). Actual performance characteristics are subject to validation and change. (1) Eve expects autonomous operations to commence around 2030. (2) EIS = entry into service. Eve’s estimate of serving 99% of UAM missions in cities and metropolitan areas is based on a study of 1,500 markets worldwide conducted by Eve and Massachusetts Institute of Technology. (3) Helicopter costs are based on an analysis from Conklin & de Decker. Eve vehicle costs are based on Eve analysis. 11 (4) Data is based on simulations performed by Eve and publicly available noise profile data for a Bell 430 helicopter.

Most Practical Design Choice for UAM Missions Lift + Cruise Tilt Rotor Vectored Fan Multi-Rotor + Simple design + High speed + Efficient cruising + Efficient takeoff and landing + High reliability + Long range + Long range + Simplest to certify + Straightforward to certify + Quiet in cruise mode ‒ Complex design‒ Energy intensive hover‒ Less efficient cruising + Low battery drain‒ Lower reliability‒ Take-off noise level‒ Slower speeds + Simple maintenance ‒ Challenging to certify‒ High battery drain‒ Very short range ‒ High battery drain 12 Source: Assessment by Eve management and market analysis as per “Market for Urban Air Mobility” from KPMG dated June 2021.

Blend of Proven Technology and New Innovations Blade position control for minimum drag during cruise Patented eight counter- Highest certification rotating rotor configuration, standards for safety-critical provides ample redundancy software Distributed high voltage Bespoke inceptors, optimizing architecture for increased the man-machine interface safety and simple certification th 5 generation closed Universal cabin with enhanced loop fly-by-wire system accessibility features 13

Timeline to Achieve Entry Into Service 2017 – 2020 2021 – 2022 2023 – 2024 2025 – 2026 Market Analysis | Initial Concept and Trade Studies | Mock-Ups | Flight Simulator Type Entry Into Certification Service Subscale Testing | Full-Scale PoCs | Concept of Operations (CONOPS) Simulations Final Product Concept Type Certification Campaign Final Design Ground and Flight Test Campaigns Manufacturing Facilities | Initial Production Prep Ops Proven Development Approach Proven Certification Approach • Employing the development model evolved by Embraer over 50+ years, enabling • Engaging with ANAC in Brazil as the primary certification authority, with a consistent completion of programs on-time, on-spec and under budget bilateral agreement with the FAA and follow-on certification from EASA • Balanced and deterministic approach incorporates agile, model-based • Approach leverages Embraer’s success with triple type certifications and long- engineering techniques and iterative use of testing environments and PoCs standing relationships with all global regulatory authorities Note: Timeline is based on management estimates. Figures are illustrative and subject to material change. PoCs = proofs of concept. Prep Ops = preparation for customer operations. ANAC = Agência Nacional 14 de Aviação Civil. FAA = Federal Aviation Administration. EASA = European Union Aviation Safety Agency.

Scalable Approach to Global Fleet Operations Eve plans to build out its fleet operations business in collaboration with partners Eve will not own aircraft, but will instead establish joint operations and grow partner-by-partner Benefits to Eve: ü Maximize capital efficiency ü Accelerate time-to-market ü Leverage partner capabilities ü Share revenues and risks Eve has signed MOUs and LOIs with 19 (1) operating partners: • 6 fixed wing operators • 9 helicopter operators • 4 ride sharing platform providers 15 (1) Potential collaborations for aircraft operations are non-binding and subject to material change. Number of MOUs and LOIs is current as of 3/18/22. Eve or one of its affiliates is party to such MOUs and LOIs.

Experienced Leadership Team Senior Management Team Jerry DeMuro Andre Stein Eduardo Couto Luiz Valentini Flávia Pavie Co-CEO Co-CEO CFO CTO General Counsel and CCO Alice Altíssimo Luiz Mauad Flavia Ciaccia David Rottblatt Luana Campos Head of Program Head of Services Head of User Head of Business Head of Employee Management and Fleet Operations Experience Development Journey Post-Closing Directors Agreed To Date Luis Carlos Affonso Michael Amalfitano Kenn Ricci Marion Clifton Blakey Paul Eremenko Sergio Pedreiro José Manuel Entrecanales SVP, Engineering, Technology CEO, Embraer Co-CEO, Zanite Acquisition Former CEO, Rolls-Royce CEO, Universal Hydrogen; Former COO, Revlon; Former Chairman and CEO, Acciona and Strategy, Embraer Executive Aircraft Corp. and Principal, North America; Former FAA Former CTO, Airbus CEO, Estre Ambiental Directional Aviation Capital Administrator 16

3. STRATEGIC SUPPORT FROM EMBRAER

Heritage of Aviation Leadership #1 share of commercial jets with up to 150 seats For 50+ years, Embraer has established itself as a leader in 200 commercial airline customers in 75 countries a number of aviation categories #1 selling executive jet in the industry UAM is the next major growth 940 executive jet customers in 65 countries opportunity for Embraer to capitalize on via Eve 4,350 aircraft currently in operation 18 Note: Statistics from Embraer management and public filings, current as of 3/18/22.

Superior Certification Track Record Eve plans to leverage Embraer’s regulatory experience and relationships to accelerate type certification Years From Start of Development to Certification 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 30+ E-Jets E2: Certified in Feb 2018 (New Aircraft) On Budget, On Spec, Two Months New models certified Ahead of Schedule by Embraer over the last 25 years Competitor A (Re-Engine) Competitor A (New Aircraft) Experience with Simultaneous Competitor B (New Aircraft) Certifications Competitor B (Re-Engine) Embraer has consistently achieved triple type certification Competitor C (New Aircraft) in Brazil, US and Europe for both commercial and executive jets Competitor D (New Aircraft) Program Planned Program Type Launched EIS Paused Certification 19

Leveraging World-Class Capabilities of Embraer Significant cost advantage over startups (1) ü Service agreements with Embraer will provide Eve with vast resources at favorable rates ü Contribution of UAM IP and a royalty-free license to Embraer’s background IP (2) ü 5,000 Embraer employees will be available to support Eve on a first priority basis ü Includes 1,600 named engineers with world-class design and aeronautical expertise ü As-a-service model allows Eve to efficiently flex-up and flex-down resource utilization ü Eve benefits from Embraer’s infrastructure and cost-competitive production capabilities (1) Master Services Agreement to be entered into between Eve and Embraer provides Eve with the option to source engineering, certification manufacturing and other services from Embraer at specified cost-based pricing. 20 (2) Pursuant to Master Services Agreement entered into between Eve and Embraer.

Global Presence with Local Support Eve is uniquely suited to support its customers by leveraging Embraer’s worldwide infrastructure Embraer Service Centers 10 Third-Party Countries 80 Service Centers 66 Flight Warehouses Simulators 24 77 Pilot Training Centers 5 Note: Data from Eve management and is current as of 3/18/22. Master Services Agreement entered into between Eve and Embraer provides Eve with the option to source engineering, certification manufacturing and other 21 services from Embraer at specified cost-based pricing.

4. POWERFUL PARTNER NETWORK

Building a Global Partner Ecosystem Helicopter Operators Fixed Wing Operators Vertiports Ride Sharing Platforms Renewable Energy Lessors Technology Defense Financing / Development 23 Note: All partnerships are based on non-binding MOUs or LOIs signed by Eve or one of its affiliates and, as such, are subject to change.

Airline Partnership SkyWest operates a fleet of over 450 aircraft connecting passengers to over 230 destinations throughout North America Operates regional jets (including Embraer jets) for major US carriers (1) Partnership with Eve: • 100 eVTOL launch order • Potential collaboration for aircraft operations • Strategic investor in the PIPE Hubs Chicago | Denver | Detroit | Houston | Los Angeles Minneapolis/St. Paul | Phoenix | Portland | Salt Lake City San Francisco | Seattle 24 (1) Launch order and potential collaboration for aircraft operations are non-binding and subject to material change.

Airline Partnership Republic Airways operates a fleet of more than 200 aircraft serving 100 cities in the US, Canada, the Caribbean and Central America Operates regional jets (including Embraer jets) for major US carriers (1) Partnership with Eve: (2) • Up to 200 eVTOL launch order • Potential collaboration for aircraft operations • Strategic investor in the PIPE Hubs Charlotte | Chicago | Columbus | Houston Indianapolis | Kansas City | Louisville | Miami Newark | New York City | Philadelphia Pittsburgh | Washington DC (1) Launch order and potential collaboration for aircraft operations are non-binding and subject to material change. 25 (2) Includes purchase option.

Selected Helicopter Partnerships Avantto operates aircraft and helicopters, completing more than 6,000 flights per year with over 450 active customers (1) Partnership with Eve: • 100 eVTOL launch order • Potential collaboration for aircraft operations Halo provides bespoke helicopter and private urban air mobility travel services in the US and UK Formed through the combination of Halo Aviation and Associated Aircraft Group in May 2021 (1) (2) Partnership with Eve: (3) • Up to 200 eVTOL launch order • Potential collaboration for aircraft operations • Vehicles expected to operate in the US and UK (1) Launch order and potential collaboration for aircraft operations are non-binding and subject to material change. (2) Halo Aviation is an affiliate of Directional Aviation and Zanite Sponsor. 26 (3) Includes purchase option.

Lessor Partnerships Falko is a specialist aircraft operating leasing, asset management and aircraft services company focused on the regional aircraft sector. It is currently the world’s third largest lessor of regional aircraft by value and aircraft numbers with offices in the UK, Ireland and Singapore. (1) Partnership with Eve • 200 eVTOL launch order • Potential collaboration to develop a network of eVTOL operators • Strategic investor in the PIPE Azorra is a full-service aircraft leasing platform with a clean balance sheet focusing on regional, crossover and small narrowbody aircraft. Azorra’s team has a 25+ year track record and has owned and managed more than 275 aircraft in over 70 countries (1) Partnership with Eve (2) • Up to 200 eVTOL launch order • Potential collaboration to develop a network of eVTOL operators • Strategic investor in the PIPE (1) Launch order is non-binding and subject to material change. 27 (2) Includes purchase option.

Defense Partnership BAE Systems is a global leader in defense technology spanning air, maritime, land and cyber domains Significant scale with 89,600 employees in 40 countries and annual revenue of $26B (1) Partnership with Eve and Embraer • Global defense collaboration • Strategic investor in the PIPE Leading Defense Franchises Electronic Warfare | Cyber | Combat Air Combat Ships | Combat Vehicles | Cyber Undersea Warfare | Multi-Domain Capabilities 28 (1) Potential collaboration for defense applications is non-binding and subject to material change.

5. COMPELLING INVESTMENT OPPORTUNITY

Addressing a $0.76 Trillion Global TAM Eve’s 2030E revenue forecast implies only 15% market penetration (1) (2) UAM Passenger Total Addressable Market Embraer Market Share Examples $119B $125B UATM Service and Support $100B Fleet Operations eVTOLs $75B #1 Market Share | 29% Commercial Jets <150 seats $58B $50B $31B $25B $10B $0B 2025E 2030E 2035E 2040E #1 Market Share | 28% Light Jets Note: TAM of $0.76T refers to the aggregate revenue opportunity from 2025E – 2040E. (1) TAM estimate as per “Market for Urban Air Mobility” from KPMG dated June 2021 (includes passenger travel; excludes cargo, defense and emergency services). 30 (2) Market share statistics from Embraer management and public filings.

Accelerating Revenue Visibility (1) Eve Non-Binding Order Pipeline of $5.5B Eve Vehicle Delivery Forecast (Estimated Number of Vehicles Delivered Per Year) (1) 1,825 Vehicles 1,117 235 400 801 650 481 340 540 75 2026E 2027E 2028E 2029E 2030E Fixed Wing Helicopter Lessor Ride Sharing (1) Eve pipeline is based on launch orders (including purchase options) and capacity deals that are non-binding and subject to material change. Capacity deals are converted from annual hourly commitments to vehicles 31 assuming 1,000 hours per vehicle per year. Eve pipeline is current as of 3/18/22.

Revenue Growth Plan $ in millions $4,536 • eVTOL revenue is expected to begin scaling in 2026E with 18% planned entry into service 2030E • Fleet operations and service and support revenues are Revenue $3,047 55% expected to reach 44% of total Mix 26% revenue by 2030E • UATM is expected to be a 1% $1,825 strategic and high margin revenue source $1,161 $305 $45 $21 2024E 2025E 2026E 2027E 2028E 2029E 2030E eVTOL Fleet Operations Service and Support UATM 32 Source: Estimates are from Eve management.

Financial Forecast $ in millions • Forecasted gross and EBITDA 2024E 2025E 2026E 2027E 2028E 2029E 2030E margins reflect Embraer’s eVTOL Deliveries -- -- 75 340 481 801 1,117 experience with past aircraft programs Revenue $21 $45 $305 $1,161 $1,825 $3,047 $4,536 • Eve expects to be EBITDA Y/Y Growth 73% 121% 570% 281% 57% 67% 49% positive for the full year of 2027E (1) Non-GAAP Gross Profit ($1) $2 $13 $179 $422 $750 $1,171 • Excluding manufacturing capex, Non-GAAP Gross Margin N.M. 5% 4% 15% 23% 25% 26% Eve requires approximately (4) $540M to fund its plan (2) EBITDA ($109) ($88) ($60) $67 $278 $518 $840 EBITDA Margin N.M. N.M. N.M. 6% 15% 17% 19% • Manufacturing capex is expected to be funded through Capex ($158) ($209) ($258) ($273) ($245) ($293) ($337) (5) working capital commitments (3) Free Cash Flow ($269) ($299) ($316) ($211) $28 $203 $475 Note: Estimates are from Eve management. Eve financials are prepared in accordance with US GAAP accounting principles. (1) Non-GAAP gross profit is defined as gross profit excluding depreciation and amortization and stock-based compensation expense included in cost of goods sold. (2) EBITDA is a non-GAAP measure and defined as net income (loss) before depreciation and amortization, income taxes, interest income / (expense) and stock-based compensation. (3) Free cash flow is a non-GAAP measure and defined as EBITDA minus income taxes (excluding Tax Receivable Agreement payments), changes in net working capital and capital expenditures. (4) Eve’s funding expectations are subject to change based upon a variety of factors, including shareholder redemptions and higher than expected losses. 33 (5) Eve’s working capital commitment is based upon a non-binding LOI from the Brazilian Development Bank (BNDES).

Transaction Overview $ in millions, except per share data Sources Pro Forma Valuation Embraer Rollover $2,200 Share Price $10.00 (1) Cash in Trust $237 Pro Forma Shares Outstanding 294.0 PIPE Equity $347 Equity Value $2,940 (2) Total Sources $2,784 Less: Net Cash $549 Enterprise Value $2,392 (1) Uses Pro Forma Ownership Embraer Rollover $2,200 PIPE Investors | 11.8% Cash to the Balance Sheet $544 Embraer / Eve Zanite Public Shareholders | 7.8% (3) Rollover | 76.0% Estimated Fees and Expenses $41 Strategic Partner Warrants | 2.4% (4) Total Uses $2,784 Zanite Founder Shares | 2.0% Note: Transaction terms are subject to change. Amounts included herein are subject to rounding. (1) Fully-diluted pro forma shares outstanding under the treasury stock method including: (i) 3.4M initial equity incentive shares granted to Eve employees and board members at closing; and (ii) 7.2M shares issuable upon the exercise of strategic partner penny warrants granted and vested at closing and subject to lock-ups of two to five years; and excluding: (i) 11.5M shares issuable upon the exercise of strategic partner penny warrants subject to milestone-based vesting; (ii) 17.0M shares issuable upon the exercise of strategic partner warrants with a $13.97 weighted average exercise price granted and vested at closing; (iii) 14.3M shares issuable upon the exercise of Zanite private placement warrants with an $11.50 exercise price vested at closing and subject to a three year lockup; (iv) 11.5M shares issuable upon the exercise of Zanite public warrants with an $11.50 exercise price vested at closing; and (v) any redemptions by Zanite public shareholders. (2) Comprised of $237M cash in trust (excluding any redemptions by Zanite public shareholders), $347M in PIPE proceeds and $5M of estimated Company net cash at Closing, minus $41M in estimated transaction expenses (after rounding). (3) Embraer / Eve rollover excludes Embraer’s committed $175M investment in the PIPE, which is included in the PIPE investors ownership line. Embraer is expected to have 80.8% pro forma ownership including its PIPE investment. 34 (4) Zanite founder shares excludes Zanite Sponsor’s committed $25M investment in the PIPE, which is included in the PIPE investors ownership line. Zanite Sponsor is expected to have 2.8% pro forma ownership including its PIPE investment.

Eve Execution Advantages vs. UAM Peers (1) Enterprise Value $2.4B $0.6B $2.2B $0.4B $1.5B (2) (3) Value of Pipeline $5.5B $1.5B Not Applicable $1.7B $5.4B Enterprise Value / Pipeline Value 0.44x 0.37x Not Applicable 0.26x 0.27x (2) (3) Number of Vehicles in Pipeline 1,825 300 Not Applicable 370 1,350 (2) (3) Number of Customers in Pipeline 19 1 Not Applicable 2 8 (4) Year Founded 2017 2018 2009 2015 2016 eVTOL Design Choice Lift + Cruise Tilt Rotor Tilt Rotor Ducted Fan Tilt Rotor (5) Fleet Operations Approach Partner-by-Partner City-by-City City-by-City City-by-City Partner-by-Partner (5) Service & Support 43230 (5) UATM 41221 Proven Aviation Backer Embraer None None None None (3) Strategic Investors Acciona Azorra, BAE, United Airlines, Toyota, Intel Capital, Tencent, Ferrovial, Microsoft, Rolls-Royce, Bradesco, Falko, Stellantis Uber, JetBlue Palantir American Airlines, Republic, Honeywell, Avolon Rolls-Royce, SkyWest, Space Florida, Thales (1) Enterprise value for Eve is based on the proposed transaction value. All other enterprise values are based on public information and trading prices from Capital IQ as of 3/18/22. (2) Eve pipeline is based on launch orders (including purchase options) and capacity deals that are non-binding and subject to material change. Capacity deals are converted from annual hourly commitments to vehicles assuming 1,000 hours per vehicle per year. (3) Pipeline and partner data for UAM peers is based on information publicly disclosed in the companies’ press releases and SPAC investor presentations as of 3/18/22. (4) Eve founding date reflects the year that Embraer started its internal UAM program. Eve was established as a separate legal entity in 2020. 35 (5) Assessment based on “Market for Urban Air Mobility” from KPMG dated June 2021.

Positioned to be the Premier Player in UAM ü Transformational $0.76T Market Opportunityü $5.5B Pipeline Driven by Best-in-Class Partners ü Efficient and Certifiable Vehicle Designü Experienced Executive Team and Board ü Proven Certification / Production Track-Recordü High-Growth, Capital Efficient Business Model ü Worldwide Sales and Support Networkü Attractive Valuation Entry Point 36

APPENDIX Confidential |

89% of Consumers Would Frequently Utilize UAM Transportation Strong Consumer Demand Never 2% for Urban Air Mobility Once a Year 9% 13% Almost Every Day Survey responses How often would you fly? 14K+ from 30+ countries Every Month 48% 28% At Least Once a Week Interviews with potential passengers 200+ 83% of Consumers Would Pay a Premium and community members for UAM Transportation 10% More than 2x a Taxi Wouldn’t Pay a Premium 17% Interviews with pilots, operators and air traffic How much would 50+ controller you pay to save 29% 2x a Taxi commute time? 1.5x a Taxi 44% 38 Source: User assessment study conducted by Eve.

Consumer Prices Comparable to Ground Options Passenger Price for a Typical 30 km (20 mile) Trip $300 $123 $100 $78 $50 $12 Helicopter Uber Black Eve UberX Eve Personal Vehicle (1) Piloted Autonomous (Gasoline Powered) Source: UAM forecasted price per seat mile is based on analysis from Massachusetts Institute of Technology and Eve. 39 (1) Eve expects autonomous operations to commence around 2030.

Network Scales Rapidly and Saves Passengers Time Vertiports Residents Workers (1) Miami Network Forecast 32 vertiports 88 routes South Beach to Miami Airport (2) Car: 45 minutes – 1.5 hours eVTOL: 7 minutes (1) Data based on UAM network design tool developed by Eve in collaboration with Massachusetts Institute of Technology. 40 (2) Commute time under moderate-heavy traffic conditions.

Environmentally Friendly Aviation 0 ZERO FULL UP to 80% CARBON 100% LIFE-CYCLE local CO emission NEUTRALITY 2 design achievable with electric carbon reduction (1) vehicle emissions approach minimum cost versus cars 41 (1) Data for internal combustion engine vehicles from the European Environmental Agency.

Designed to Deliver the Lowest Operational Cost Estimated Direct Operational Cost Per Seat for a Typical 30 km (20 mile) Trip $164 $135 $58 $47 $20 (1) Helicopter Multi-Rotor Tilt Rotor Eve Piloted Eve Autonomous 1 pilot / 6 passengers 1 pilot / 1 passenger 1 pilot / 4 passengers 1 pilot / 4 passengers 0 pilot / 6 passengers Source: Estimated helicopter costs are based on an analysis from Conklin & de Decker. All other costs are based on Eve analysis. 42 (1) Eve expects autonomous operations to commence around 2030.

Cabin Experience Driven by Human-Centered Design Co-Created Eve engaged with future passengers to create the ideal cabin experience Inclusive Welcoming to all passengers based on lifestyle, age, culture and accessibility needs Optimized Efficient design for optimal cabin space, vehicle weight and passenger comfort 43

Comprehensive Service and Support Eve plans to provide eVTOL services leveraging Embraer’s top-ranked product (1) support capabilities Material Maintenance Services Services Technical Flight Operations Services and Training Ground Data Services Handling ü Vital element to scale UAM services ü Key selling point for eVTOL customers ü Provides a predictable revenue stream ü Leverages Embraer’s global network ü Agnostic approach (Eve and third parties) 44 (1) Embraer was ranked #1 in the 2021 Corporate Aircraft Product Support Survey based on data compiled by Conklin & de Decker and reported by Pro Pilot.

Urban Air Traffic Management Conventional Aircraft Vital Need for Urban Air Traffic Management (UATM) Conventional voice-based air traffic control (ATC) cannot scale to handle the projected volume of flights in low altitude urban airspace Eve Advantage UATM software platform is being developed in partnership with Embraer – developer of the ATC system in Brazil eVTOLs Market Validation Eve is validating its UATM approach through CONOPS collaborations with (1) stakeholders in Brazil, London and Australia Strategic Portfolio Element Enables Eve to engage with customers, communities and regulatory agencies Drones at a strategic level, while creating a high margin and recurring revenue source (1) A concept of operations (CONOPS) is a document that describes a proposed system concept and how that concept would be operated in an 45 45 intended environment. Eve completed a CONOPS in Australia in December 2020, and its other CONOPS are ongoing.

Fostering Development of UAM Operations Globally Eve is developing and testing a Concept of Operations (CONOPS) in selected cities to help define the airspace design, procedures and infrastructure for safely integrating eVTOL operations into low altitude urban airspace CONOPS leadership allows Eve to engage early with regulatory agencies and other key stakeholders to optimize Eve’s vehicle design and foster UAM market development by defining the rules and regulations that do not exist today Initial CONOPS locations and collaborators: Rio de Janeiro, Brazil London, UK Melbourne, Australia Miami, Florida Skyports | L3Harris Skyports | Universal Atech | Vertical Airservices Rio Galeão | ABAG | Flapper Volocopter | Skyports Community Air Mobility EDP | Beacon | Helisul London City Airport Initiative Atech | ANAC | DECEA NATS | Heathrow 46

Risk Factors The risks presented below are certain of the general risks related to EVE UAM LLC, including the urban air mobility business it • There is a shortage of pilots and mechanics which could increase the costs of operating Eve's eVTOL and reduce the will own (collectively, Eve ), Zanite Acquisition Corp. ( Zanite ) and the proposed business combination between Eve and ability to deploy Eve's eVTOL service at scale. Zanite (the Business Combination ), and such list is not exhaustive. The list below has been prepared solely for purposes of • Eve currently relies and will continue to rely on Embraer and third-party partners to provide and store the services, products, the private placement transaction, and solely for potential private placement investors, and not for any other purpose. You parts and components required to manufacture our aircraft, transport the aircraft to final customer and to supply critical should carefully consider these risks and uncertainties, and should carry out your own diligence and consult with your own services, components and systems, which exposes us to a number of risks and uncertainties outside its control. financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment • Eve's ability to operate its business effectively depends in large part on certain administrative and other support functions decision. Risks relating to the business of Eve will be disclosed in future documents filed or furnished by Eve and Zanite with provided to it by Embraer pursuant to the Services Agreements. Following the expiration or termination of the Services the U.S. Securities and Exchange Commission ( SEC ), including the documents filed or furnished in connection with the Agreements, Eve's ability to operate its business effectively may suffer if it is unable to cost-effectively establish its own Business Combination. The risks presented in such filings will be consistent with those that would be required for a public administrative and other support functions in order to operate as a stand-alone company. company in its SEC filings, including with respect to the business and securities of Eve and Zanite and the Business • Eve may have received better terms from unaffiliated third parties than the terms it has received in the services Combination, and may differ significantly from, and be more extensive than, those presented below. agreements with Embraer S.A. • Eve will rely on supplier and service partners to transport the aircraft to the final customer and to supply other critical Risks Related to Eve's Business, Industry, Financial Condition, and Results of Operations services and systems necessary for Eve's operations, including to provide aerial ridesharing services and to make the • The market for Urban Air Mobility (UAM) has not been established with precision, is still emerging and may not achieve the necessary changes to, and operate, vertiports using Eve's aircrafts, which exposes Eve to risks and uncertainties outside its growth potential Eve expects, or may grow more slowly than expected. control. Eve's agreements with such supplier and service partners are all non-binding. If Eve does not enter into definitive • There may be reluctance by consumers to adopt this new form of mobility, or unwillingness to pay Eve's projected prices. agreements with such supplier and service partners, or the conditions to any such agreements (if any) are not met, or if • There may be rejection of eVTOL operation in certain localities due to a perceived risk of safety or burden on local such agreements (if any) are cancelled, modified or delayed, or if such third party customers and commercial partners do communities from eVTOL operations. not otherwise make the services sufficiently convenient to drive customer adoption, Eve's prospects, results of operations, • Eve may be unable to obtain relevant regulatory approvals for the commercialization of its aircraft, including Type liquidity and cash flow will be harmed. Certification, Production Certification, Operating Certification, approvals for permitting new infrastructure or access • Changes in government regulation imposing additional requirements and restrictions on Eve's operations could increase its existing infrastructure or otherwise. operating costs and result in service delays and disruptions. • Eve will be subject to rapidly changing and increasingly stringent laws, regulations, industry standards, and other • The UAM Business is subject to stringent U.S. export and import control laws and regulations. Unfavorable changes in obligations relating to privacy, data protection, and data security. The restrictions and costs imposed by these these laws and regulations or U.S. government licensing policies, Eve's failure to secure timely U.S. government requirements, or its actual or perceived failure to comply with them, could harm its business. authorizations under these laws and regulations, or Eve's failure to comply with these laws and regulations could have a • If current airspace regulations are not modified to increase air traffic capacity, or new regulations are introduced that material adverse effect on Eve's business, financial condition and results of operations. restrict air traffic, Eve's business could be adversely affected. • The electric vertical take-off and landing (eVTOL) aircraft industry may not continue to develop, eVTOL aircraft may not be • Eve may not be able to launch its eVTOL and related services on the timeline projected and may not be able to produce adopted by the market or Eve's independent third-party aircraft operators, eVTOL aircraft may not be certified by aircraft in the volumes and on the timeline projected. transportation authorities or eVTOL aircraft may not deliver the expected reduction in operating costs, any of which could • Eve's competitors may commercialize their technology before Eve does, either in general or in specific markets. adversely affect Eve's prospects, business, financial condition and results of operations. • Eve's customers' perception of Eve and Eve's reputation may be impacted by the broader industry, and customers may not • Urban Air Traffic Management (UATM) may not be able to provide adequate situational awareness and equitable airspace differentiate Eve's services from its competitors. access to eVTOLs or may not allow industrial scalability. • Eve’s aircraft may require maintenance at frequencies or at costs which are unexpected and could adversely impact its • The regulatory environment for third-party service and technology providers (which UATM could be labeled as) may not be business and operations. specific enough to support Eve's UATM solution, or may delay its adoption. • Eve's prospects and operations may be adversely affected by changes in consumer preferences, discretionary spending • Eve's UATM solution may underperform if it has a defect or it is not delivered on the projected timeline. and other economic conditions that affect demand for UAM services, including changes resulting from the COVID-19 • Eve is an early stage company with a history of losses, and it expects to incur significant losses for the foreseeable future pandemic. and it may not be able to achieve or maintain profitability. • Neither Eve nor Embraer has yet manufactured or delivered to customers any eVTOL aircraft, which makes evaluating Eve's • Eve may not be able to secure adequate insurance policies, or secure insurance policies at reasonable prices. business and future prospects difficult and increases the risk of investment. • Eve may be unable to manage its future growth effectively, which could make it difficult to execute its business strategy. • Eve's eVTOL aircraft may not perform at the level it expects, and may have potential defects, such as higher than expected • Eve's available capital resources may not be sufficient to meet its requirements for additional capital. noise profile, lower payload than initially estimated, shorter range, higher unit cost, higher cost of operation, perceived • Eve may in the future invest significant resources in developing new offerings and exploring the application of Eve's discomfort during transition phase and/or shorter useful lives than Eve anticipates. proprietary technologies for other uses and those opportunities may never materialize. • Crashes, accidents or incidents of eVTOL aircraft or involving UATM solutions, lithium batteries involving Eve or its • Eve may be unable to make certain advances in technology such as autonomous flying technologies, or such technologies competitors could have a material adverse effect on Eve's business, financial condition, and results of operations. may not mature or be commercially available at the rates projected by Eve, which could adversely affect Eve's business, • Unsatisfactory safety performance of Eve's aircraft could have a material adverse effect on its business, financial financial condition and results of operations. condition, and results of operation. 47

Risk Factors (cont.) • Eve's operating and financial results forecast relies in large part upon assumptions and analyses that Eve has developed. If these assumptions or analyses prove to be incorrect, Eve's actual operating and financial results may be significantly Risks Related to Eve's Intellectual Property and Cybersecurity below its forecasts. • Data loss, errors, or corruption due to failures in Eve's systems may damage Eve's reputation and relationships with • If relations between Eve and its strategic partners were to deteriorate or terminate, Eve's business could be adversely existing customers, which could have a negative impact on its business, operations, and financial performance. affected or such third parties could act in a manner adverse to Eve. • Eve's business is subject to online security risks, and if Eve is unable to safeguard the security and privacy of confidential • Eve is subject to risks associated with climate change, including the potential increased impacts of severe weather events data, it may face significant liabilities and its reputation and business will be harmed. on its operations and infrastructure. • If Eve is unable to obtain, maintain and enforce intellectual property protection for Eve's technology and products or if the • Eve’s aircraft utilization may be lower than expected and our aircraft may be limited in its performance during certain scope of its intellectual property protection is not sufficiently broad, others may be able to develop and commercialize weather conditions. technology and products substantially similar to Eve's, and Eve' ability to successfully commercialize its technology and • Eve has been, and may in the future be, adversely affected by health epidemics and pandemics, including the ongoing products may be adversely affected. global COVID-19 pandemic, the duration and economic, governmental and social impact of which is difficult to predict, • Third parties may initiate legal proceedings alleging that Eve is infringing or otherwise violating their intellectual property which may significantly harm our business, prospects, financial condition and operating results. rights, the outcome of which would be uncertain and could have a material adverse effect on Eve's business, financial • Eve is or may be subject to risks associated with strategic alliances or acquisitions and may not be able to identify condition, and results of operations. adequate strategic relationship opportunities, or form strategic relationships, in the future. • Any restrictions on Eve's use of, or ability to license, data, or Eve's failure to license data and integrate third-party • UAM Business’ historical financial results and combined financial statements may not be representative of Eve's results as technologies, could have a material adverse effect on Eve's business, operations, and financial performance. a separate company. • If Eve's trademarks and trade names are not adequately protected, Eve may not be able to build name recognition in its • If Eve or Embraer S.A. experience harm to their reputation and brand, Eve’s business, financial condition and results of markets of interest and its business may be adversely affected. operations could be adversely affected. • If Eve is unable to protect the confidentiality of Eve's trade secrets, know-how, and other proprietary information, the value • Eve is subject to many hazards and operational risks that could disrupt its business, including interruptions or disruptions of its technology and products could be adversely affected. in service at our facilities, which could have a material adverse effect on its business, financial condition and results of operations. Risks Related to Eve's Tax, Financial and Accounting Matters • Brazilian political and economic conditions have a direct impact on Eve's business, and political instability in Brazil could • As a public reporting company, Eve will be subject to rules and regulations established by the SEC and the NYSE regarding have a material adverse effect on Eve's business, financial condition and results of operations and the price of its common Eve's internal control over financial reporting. Eve may not complete needed improvements to its internal control over stock. financial reporting in a timely manner, or these internal controls may not be determined to be effective, which may • Any further downgrading of Brazil’s credit rating could adversely affect the market price of shares Eve’s common stock. adversely affect investor confidence in Eve's company and, as a result, the value of Eve's stock and your investment. • Any decrease in Brazilian government-sponsored customer financing, or increases in government-sponsored financing that • The failure to successfully implement and maintain accounting systems could materially adversely impact Eve's business, benefits Eve’s competitors, may decrease the competitiveness of its aircraft. results of operations, and financial condition. • Inflation and government efforts to combat inflation may contribute significantly to economic uncertainty in Brazil and to • Following the Business Combination, Eve's failure to timely and effectively implement controls and procedures required by heightened volatility in the Brazilian securities markets and, consequently, may adversely affect the Eve's business, Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Business Combination is consummated financial condition and results of operations. could have a material adverse effect on its business. • Developments and the perception of risk in Brazil and other countries, especially in other emerging markets, may adversely • Changes in tax laws may adversely affect Eve, and the Internal Revenue Service or a court may disagree with tax positions affect Eve’s common stock. taken by Eve. • Political instability, including as a result of ongoing corruption investigations, may adversely affect Eve’s business and results of operations. Risks Related to Zanite and the Business Combination • Infrastructure and workforce deficiency in Brazil may impact economic growth and have a material adverse effect on Eve. • There are material risks to unaffiliated investors presented by taking Eve public through a business combination rather • Exchange rate volatility may adversely affect Eve. than through an underwritten offering. • Directors of Zanite have potential conflicts of interest in recommending that its stockholders vote in favor of approval of Risks Related to Eve's People the Business Combination. • The loss of one or more of Eve's executive officers, key employees, or an inability to attract and retain highly skilled • Zanite's initial stockholders, officers and directors may agree to vote in favor of the Business Combination, regardless of employees could adversely affect Eve's business. how its public stockholders vote. • Eve's management team has limited experience managing a public company. • Zanite's sponsors, directors, officers, advisors, and their affiliates may enter into certain transactions, including purchasing • Claims for indemnification by Eve's directors and officers may reduce Eve's available funds to satisfy successful third- shares or warrants from public stockholders, which may influence a vote on the Business Combination and reduce the party claims against Eve and may reduce the amount of money available to Eve. public float of its securities. • Eve's business may be adversely affected by union activities. 48

Risk Factors (cont.) • Zanite's warrants and the additional private placement warrants it may be obligated to issue to its sponsor are accounted accordingly, it will depend on distributions from Eve to pay taxes and expenses. for as derivative liabilities and the changes in value of Zanite's derivative liabilities could have a material effect on Zanite's • Zanite and Eve will be subject to business uncertainties and contractual restrictions while the Business Combination is financial results. pending, and such uncertainty could have a material adverse effect on Zanite's and Eve's business, financial condition, and • Zanite has identified a material weakness in its internal control over financial reporting. This material weakness could results of operations. continue to adversely affect Zanite's ability to report its results of operations and financial condition accurately and in a • If Zanite is deemed to be an investment company under the Investment Company Act, it may be required to institute timely manner. burdensome compliance requirements and its activities may be restricted, which may make it difficult to complete the • Zanite and, following the Business Combination, Eve, may face litigation and other risks as a result of any material Business Combination. weaknesses that may be identified in Zanite's internal control over financial reporting. • Zanite does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make • The combined company may invest or spend the proceeds of the Business Combination and private placement in ways it possible for Zanite to complete its initial business combination with which a substantial majority of its stockholders or with which the investors may not agree or in ways which may not yield a return. warrant holders do not agree. • Each of Zanite and Eve have incurred and will incur substantial costs in connection with the Business Combination, private placement and related transactions, such as legal, accounting, consulting, and financial advisory fees, which will be paid Risks Related to Eve' Securities Following Consummation of the Business Combination out of the proceeds of the Business Combination and the private placement. • If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market • The ability of Zanite's public stockholders to exercise redemption rights with respect to a large number of shares could price of Eve's common stock may decline. deplete Zanite's trust account prior to the Business Combination and thereby diminish the amount of working capital of the • An active trading market for Eve's shares of common stock may not be available on a consistent basis to provide combined company. stockholders with adequate liquidity. The stock price may be volatile, and stockholders could lose a significant part of their • Subsequent to the consummation of the Business Combination, the combined company may be required to take write- investment. downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its • There can be no assurance that the common stock issued in connection with the Business Combination will be approved financial condition, results of operations and share price, which could cause you to lose some or all of your investment. for listing on the NYSE following the closing, or that the combined company will be able to comply with the continued • Uncertainty about the effect of the Business Combination may affect Eve's ability to retain key employees and integrate listing standards of the NYSE. management structures and may materially impact the management, strategy, and results of its operation as a combined • Because Eve has no current plans to pay cash dividends for the foreseeable future, you may not receive any return on company. investment unless you sell your shares for a price greater than that which you paid for them. • Neither the Zanite board of directors nor any committee thereof obtained a third-party valuation in determining whether or • If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or not to pursue the Business Combination. reports about Eve, its business, or its market, or if they change their recommendations regarding Eve's securities adversely, • Zanite is an emerging growth company subject to reduced disclosure requirements, and there is a risk that availing itself of the price and trading volume of Eve's securities could decline. such reduced disclosure requirements will make its common stock less attractive to investors. • Future sales and issuances of Eve's common stock or rights to purchase Eve's common stock, including pursuant to Eve's • The consummation of the Business Combination is subject to a number of conditions and if those conditions are not equity incentive plans, or other equity securities or securities convertible into Eve's common stock, could result in satisﬁed or waived, the Business Combination agreement may be terminated in accordance with its terms and the additional dilution of the percentage ownership of Eve's stockholders and could cause the stock price of Eve's common Business Combination may not be completed. stock to decline. • Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or • Warrants will become exercisable for the combined company's common stock, which would increase the number of shares prevent the completion of the Business Combination. eligible for future resale in the public market and result in dilution to the combined company's stockholders. • Changes to the proposed structure of the Business Combination may be required as a result of applicable laws or • Investors in this offering will experience immediate and substantial dilution. regulations. • The combined company may issue shares of preferred stock in the future, which could make it difficult for another • Following the Business Combination, anti-takeover provisions contained in Eve's certificate of incorporation and bylaws, as company to acquire it or could otherwise adversely affect holders of its common stock. well as provisions of Delaware law, could impair a takeover attempt. • Stockholders will experience immediate dilution as a consequence of the issuance of common stock as consideration in • Following the Business Combination, Eve's certificate of incorporation and bylaws will provide for an exclusive forum in the the Business Combination. Having a minority share position may reduce the influence that stockholders have on the Court of Chancery of the State of Delaware for certain disputes between Eve and its stockholders, and that the federal management of the Company. district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, which could discourage claims or limit stockholders' ability to make a claim against Eve, its directors, officers, other employees or stockholders. • Eve will incur significant expenses as a result of being a public company, which could materially adversely affect Eve's business, results of operations, and financial condition. • The only principal asset of the combined company following the Business Combination will be its interest in Eve and 49